UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
______________________________
FORM 8-K
______________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 28, 2026
______________________________
GITLAB INC.
(Exact name of Registrant as Specified in Its Charter)
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Delaware	001-40895	47-1861035
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
Address Not Applicable[1]		Zip Code Not Applicable[1]
(Address of Principal Executive Offices)		(Zip Code)
 Registrant’s Telephone Number, Including Area Code: Not Applicable
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0000025 per share	GTLB	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company
☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐
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1 We are a remote-only company. Accordingly, we do not maintain a headquarters. For purposes of compliance with applicable requirements of the Securities Act and Securities Exchange Act of 1934, as amended, any stockholder communication required to be sent to our principal executive offices may be directed to the agent for service of process at Corporation Service Company, 251 Little Falls Drive, Wilmington, Delaware 19808, or to the email address: reach.gitlab@gitlab.com.

Item 2.02 Results of Operations and Financial Condition.
On September 1, 2026, GitLab Inc. (the “Company”) issued a press release announcing its financial results for the fiscal quarter ended July 31, 2026. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is furnished herewith as Exhibit 99.1. The Company also announced that it would hold a conference call to discuss its financial results for the fiscal second quarter ended July 31, 2026.
The Company makes reference to non-GAAP financial information in the Company’s press release and the webcast call. A reconciliation of these non-GAAP financial measures to the comparable GAAP financial measures is contained in the attached press release.
The information contained herein, including the accompanying Exhibit 99.1 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing made by the Company under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filings, unless expressly incorporated by specific reference in such filing.
Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officer; Compensatory Arrangements of Certain Officers.

On August 28, 2026, Simon Mundy, the Chief Accounting Officer and “principal accounting officer” of GitLab Inc. (the “Company”), notified the Company of his decision to resign from his position in order to pursue an opportunity outside of the Company, effective as of September 16, 2026 (the “Effective Date”). Mr. Mundy’s decision to resign was not the result of any disagreement with the Company regarding its financial reporting, accounting practices, or internal controls. The Company thanks Mr. Mundy for his contributions and wishes him well in his future endeavors.
In connection with Mr. Mundy’s resignation, on August 31, 2026, the Company’s Board of Directors appointed Jessica Ross, the Company’s Chief Financial Officer, to assume the additional role of the Company’s “principal accounting officer”, effective as of the Effective Date. For biographical information with respect to Ms. Ross, see the information under the heading, “Executive Officers” in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on May 1, 2026, which information is incorporated herein by reference.
Ms. Ross will not receive any additional compensation in connection with her assumption of the role of “principal accounting officer”.
Item 7.01 Regulation FD Disclosure.
On September 1, 2026, the Company posted supplemental investor materials on the Investors Relations section of its website, available at ir.gitlab.com. The Company announces material information to the public through filings with the Securities and Exchange Commission, the investor relations page on the Company’s website, press releases, public conference calls, webcasts, the Company’s X (Twitter) account (@gitlab), the Company’s Facebook page, the Company’s LinkedIn page, the Company’s news site, available at https://about.gitlab.com/press/, and blog posts on the Company’s corporate blog at https://about.gitlab.com/blog/ in order to achieve broad, non-exclusionary distribution of information to the public and for complying with its disclosure obligations under Regulation FD.
The information disclosed by the foregoing channels could be deemed to be material information. As such, the Company encourages investors, the media and others to follow the channels listed above and to review the information disclosed through such channels.
Any updates to the list of disclosure channels through which the Company announces information will be posted on the investor relations page on the Company’s website.
Forward-Looking Statements
This current report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements reflect the Company’s current views with respect to, among other things: its operations, including the plan to implement a global workforce reduction and restructuring of the Company’s operations and the plan’s expected impact; its financial performance; its industry and its business. Forward-looking statements include all statements that are not historical facts. In some cases, you can identify these forward-looking statements by the use of words such as “outlook,” “believe(s),” “expect(s),” “potential,” “continue(s),” “may,” “will,” “should,” “could,” “would,” “seek(s),” “predict(s),” “intend(s),” “trends,” “plan(s),” “estimate(s),” “anticipate(s),” “projection,” “will likely result” and or the negative version of these words or other comparable words of a future or forward-looking nature. Such forward-looking statements are subject to various risks and uncertainties. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. These factors include but are not limited to those described under “Item 1A. Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended January 31, 2026 filed with the SEC as such factors may be updated from time to time in the Company’s periodic filings with the SEC. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in the Company’s filings with the SEC. We undertake no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise, except as required by law.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
99.1	Press Release dated September 1, 2026.
104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GitLab Inc.

Dated: September 1, 2026	By:	/s/ Jessica Ross
Jessica Ross
Chief Financial Officer